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                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1


    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF OCTOBER 11, 2004


      RIG NAME         WD           DESIGN           LOCATION          STATUS*             OPERATOR             CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500' Victory Class              GOM            Contracted         Noble Energy             one well
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star           5,500' Victory Class              GOM            Contracted          Kerr-McGee        fourth of four wells
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America        5,500' Ocean Odyssey              GOM            Contracted            Mariner      third of three wells plus
                                                                                                                   option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500' Ocean Odyssey              GOM            Contracted              ENI        third of three wells plus
                                                                                                                   option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500' Victory Class              GOM            Contracted         W&T Offsshore           two wells
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500' DP Aker H-3.2 Modified     GOM            Contracted              BP               five-year term
-----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200' F&G SS-2000                GOM            Contracted          Kerr-McGee        one well plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200' F&G SS-2000                GOM            Contracted       Walter Oil & Gas     one well plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200' F&G SS-2000                GOM            Contracted             LLOG         one well extension plus
                                                                                                                  option
-----------------------------------------------------------------------------------------------------------------------------------

                       DAYRATE
      RIG NAME          (000s)       START DATE      EST. END DATE               FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES(6)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Quest            low 50's   early Sept. 2004   mid Nov. 2004   One well plus option with Pogo in mid 70's beginning mid Nov.
                                                                     2004 and ending early Jan. 2005. Available; actively
                                                                     marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Star             low 60's   early June 2004    mid Oct. 2004   220 day extension with Kerr-McGee in upper 70's beginning mid
                                                                     Oct. 2004 and ending late May 2005. Available; actively
                                                                     marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean America          mid 70's    mid June 2004     late Oct. 2004  One well extension plus option with Mariner in mid 80's beginning late Oct. 2004 and ending mid Jan. 2005. Available;
                                                                     actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Valiant         high 50's    late Dec. 2003   early Nov. 2004  One well plus options with Kerr-McGee in mid 80's beginning early Nov. and ending late Dec. 2004. Available; actively
                                                                     marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Victory          mid 70's    mid Aug. 2004    early Jan. 2005  LOI for one well plus option in mid 90's beginnning early
                                                                     Jan. 2005 and ending early March 2005. LOI for two wells in low 130's beginning early March and ending late June 2005.
                                                                     Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Confidence        170's     early Jan. 2001   early Jan. 2006  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES(3)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Concord          mid 50's   early Oct. 2004    late Dec. 2004  LOI for one well in mid 50's beginning late Dec. 2004 and ending late Feb. 2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Lexington       high 40's   late March 2004    mid March 2005  Three well extension with Walter beginning in early Sept. and ending in mid Dec. 2004. Rate for first well in mid 40's,
                                                                     second and third wells in upper 40's. Three additional
                                                                     extension wells with Walter beginning in mid Dec. 2004 and ending mid March 2005. Rate for first and second wells in mid
                                                                     50s with third well in low 60s. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Saratoga         mid 40s     late June 2004    late Oct. 2004  One additional well plus option with LLOG in low 50s beginning late Oct. and ending mid Nov.; followed by three well
                                                                     extension with LLOG in mid 60's beginning  mid Nov. 2004 and ending mid Feb. 2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF OCTOBER 11, 2004


      RIG NAME         WD           DESIGN           LOCATION          STATUS*             OPERATOR             CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS (12)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'  Mat Cantilever             GOM            Contracted       Walter Oil & Gas    two wells plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake           200'  Mat Cantilever             GOM            Contracted        Chevron/Texaco     two wells plus option

-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion        250'  Mat Slot                   GOM            Contracted          Millennium        one well plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'  Independent Leg            GOM            Contracted        ADTI/Kerr-McGee     one well plus option
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'  Independent Leg            GOM            Contracted             LLOG          two wells plus option
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur            300'  Independent Leg            GOM            Contracted            Mariner              two wells
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King            300'  Independent Leg            GOM            Contracted      Houston Exploration        two wells
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'  Independent Leg            GOM            Contracted           Spinnaker              one well
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit          300'  Independent Leg            GOM            Contracted             LLOG         three wells plus option
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'  Independent Leg            GOM         Contracted/DODI         Newfield                  -
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan           350'  Independent Leg            GOM            Contracted         Stone Energy     second of two wells plus
                            Cantilever                                                                             option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower           350'  Independent Leg            GOM            Contracted         EOG Resources      second of two wells
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------

                       DAYRATE
      RIG NAME          (000s)       START DATE      EST. END DATE               FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
DOMESTIC JACKUPS(12)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Crusader         mid 30's    mid Sept. 2004   early Nov. 2004  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Drake            mid 30's    late Aug. 2004    mid Oct. 2004   Two wells plus option with Chevron/Texaco in mid 30's
                                                                     beginning mid Oct. and ending late Nov. 2004. Available;
                                                                     actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Champion         mid 30's   early Sept. 2004   late Oct. 2004  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Columbia         mid 30's   early Sept. 2004   late Oct. 2004  One well extension with Kerr-McGee in mid 30's beginning late Oct. and ending late Nov. 2004. Available; actively
                                                                     marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spartan         high 30's   early Sept. 2004   mid Nov. 2004   Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Spur            high 30's   early Sept. 2004   late Nov. 2004  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean King             mid 40s     late Aug. 2004   early Dec. 2004  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nugget           mid 30's    mid Sept. 2004    mid Oct. 2004   Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Summit          high 30's   early Sept. 2004   mid Dec. 2004   Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Warwick             -              -                 -         Evaluating/repairing damage from Ivan.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Titan            mid 40's    mid July 2004     mid Oct. 2004   One well plus option with Stone in low 50's beginning in mid
                                                                     Oct. and ending mid Nov. 2004. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Tower           high 30's    mid July 2004     mid Oct. 2004   Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF OCTOBER 11, 2004


      RIG NAME         WD           DESIGN           LOCATION          STATUS*             OPERATOR             CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100' Bethlehem SS-2000          GOM            Contracted             PEMEX          four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500' Aker H-3                   GOM            Contracted             PEMEX          four year term work
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500' F&G 9500 Enhanced          GOM            Contracted             PEMEX          four year term work
                            Pacesetter
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850' F&G SS-2000                GOM            Contracted             PEMEX          four year term work
-----------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200' Aker H-3                    -         Mobe to North Sea          DODI                    -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500' Earl & Wright Sedco     North Sea         Contracted             Shell                one year
                            711 Series
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500' Aker H-3                North Sea         Contracted           Talisman       three wells plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500' Bingo 3000              North Sea         Contracted              ENI                 one well
-----------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500' Victory Class           Australia         Contracted              OMV               three wells
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500' Bingo 3000              Australia         Contracted       Bass Straits O&G          first well
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640' Korkut                  Australia         Contracted            Santos            Exeter/Mutineer
                                                                                                          development plus option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean General        1,640' Korkut                   Vietnam          Contracted             PVE&P        five completion options
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000' Victory Class           Indonesia         Contracted            Unocal             180 day option
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000' Victory Class            Malaysia         Contracted            Murphy                one well
-----------------------------------------------------------------------------------------------------------------------------------

                       DAYRATE
      RIG NAME          (000s)       START DATE      EST. END DATE               FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES(17)
-----------------------------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Ambassador       mid 50's    late July 2003    mid Dec. 2007   Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Whittington      low 60's    late July 2003   early Oct. 2006  Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Worker          high 60's    mid Aug. 2003     late July 2007  Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yorktown         mid 40's    late Oct. 2003    mid July 2007   Available.
-----------------------------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Nomad               -              -                 -         One year program with Talisman in U.K. North Sea in low 80's beginning late Jan. 2005 and ending late Jan. 2006. Available;
                                                                     actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Guardian        high 40's   late March 2004   late March 2005  LOI for one year program in U.K. North Sea in low 80's beginning late Mar. 2005 and ending late Mar. 2006. Available;
                                                                     actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Princess         low 60's   early Oct. 2004    late Dec. 2004  One year extension in U.K. North Sea in low 80's beginning late Dec. 2004 and ending late Dec. 2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Vanguard        low 140's   early Oct. 2004   early Jan. 2005  LOI for one year program with Statoil in Norway in low 140's beginning in early Jan. 2005 and ending in early Jan. 2006.
                                                                     Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Bounty           mid 70's   early Sept. 2004   late Dec. 2004  LOI for one well plus option in mid 70's beginning late Dec.
                                                                     2004 and ending late Jan. 2005; followed by LOI for one well plus option in low 80's  beginning in late Jan. 2005 and
                                                                     ending mid Feb. 2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Patriot         high 70's   late Sept. 2004    mid Oct. 2004   Two wells with Santos beginning mid Oct. and ending early Nov.
                                                                     Two wells plus option with Apache beginning early Nov. and ending mid Dec. Second of two wells with Bass Straits
                                                                     beginning mid Dec. 2004 and ending mid Jan. 2005. LOI for two wells beginning mid Jan. and ending mid Feb. Two wells plus option with Santos beginning mid Feb. and ending late April.
                                                                     LOI for one well plus three options beginning late April and ending late May 2005. All wells in high 70's. Available;
                                                                     actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Epoch            mid 60's    mid Jan. 2004     late Feb. 2005  Available; actively marketing.

-----------------------------------------------------------------------------------------------------------------------------------
Ocean General          mid 50's    mid June 2004     mid Nov. 2004   LOI for two wells in Korea plus mobe/demobe in high 60's
                                                                     beginning late Nov. and ending mid Mar. 2005; followed by one well plus one option plus demobe with KNOC in Viet Nam in mid
                                                                     50's beginning mid Mar. and ending late May 2005. Available;
                                                                     actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Baroness          110's     late April 2004   early Nov. 2004  Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Rover           mid 130's   late Sept. 2004    mid Oct. 2004   One assignment well with Amerada Hess in low 100's beginning mid Oct. and ending early Nov., followed by second assignment well with Amerada Hess in low 110's beginning early Nov. and ending late Dec. 2004. Fourth option well with Murphy declared in low 120's beginning late Dec. 2004 and ending mid Jan.
                                                                     2005. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

    DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF OCTOBER 11, 2004


      RIG NAME         WD           DESIGN           LOCATION          STATUS*             OPERATOR             CURRENT TERM
-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300' DP DYVI Super Yatzy       Brazil          Contracted           Petrobras         700 day extension
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500' Aker H-3                  Brazil          Contracted           Petrobras         700 day extension
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000' Alliance Class            Brazil          Contracted           Petrobras         four-year contract
-----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500' DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras         700 day extension
-----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'  Independent Leg         Indonesia         Contracted            Premier         one well plus option
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'  Independent Leg             -          Dry tow to India          DODI                    -
                            Cantilever
-----------------------------------------------------------------------------------------------------------------------------------

COLD STACKED(4)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'  Aker H-3                S. Africa        Cold Stacked            DODI                    -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000' Victory Class              GOM           Cold Stacked            DODI                    -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200' Victory Class              GOM           Cold Stacked            DODI                    -
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500' Korkut                     GOM           Cold Stacked            DODI                    -
-----------------------------------------------------------------------------------------------------------------------------------

                       DAYRATE
      RIG NAME          (000s)       START DATE      EST. END DATE               FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Yatzy            mid 70's   early Nov. 2003    mid Oct. 2005   Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Winner           mid 50's   early April 2004   mid March 2006  Available.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Alliance        low 110's   early Sept. 2000   late Oct. 2004  LOI for one year extension in high 90's beginning early
                                                                     Sept. 2004 and ending early Sept. 2005. Available.
-----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL DRILLSHIPS(1)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Clipper         low 100's   early Jan. 2003   early March 2006 Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS(2)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Sovereign        low 60's   early Sept. 2004   mid Oct. 2004   LOI for two wells plus option in low 60's in Bangladesh
                                                                     beginning late Oct. 2004 and ending late April 2005. Includes mobe/demobe. Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Heritage            -              -                 -         Lump sum mobe to India beginning early Sept. and ending late
                                                                     Oct. Six wells plus four to seven options with Cairn Energy in lower 60's beginning mid Oct. 2004 and ending mid May 2005.
                                                                     Available; actively marketing.
-----------------------------------------------------------------------------------------------------------------------------------

COLD STACKED(4)
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Liberator           -              -                 -         Cold stacked Nov. '02.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Endeavor            -              -                 -         Cold stacked March '02.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean Voyager             -              -                 -         Cold stacked March '02.
-----------------------------------------------------------------------------------------------------------------------------------
Ocean New Era             -              -                 -         Cold stacked Dec. '02.
-----------------------------------------------------------------------------------------------------------------------------------

NOTES:
* GENERALLY, RIG UTILIZATION RATES APPROACH 95-98% DURING CONTRACTED PERIODS; HOWEVER, UTILIZATION RATES CAN BE ADVERSELY IMPACTED BY ADDITIONAL DOWNTIME DUE TO UNSCHEDULED REPAIRS AND MAINTENANCE, WEATHER CONDITIONS AND OTHER FACTORS. GOM = Gulf of Mexico